CLASS A CUSIP 55262TCJ0                                        Exhibit 20.21
CLASS B CUSIP 55262TCK7

FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT

SERIES 1997-F

MBNA AMERICA BANK, NATIONAL ASSOCIATION


MBNA MASTER CREDIT CARD TRUST II
____________________________________________

MONTHLY PERIOD ENDING AUGUST 31, 2000
____________________________________________


The information which is required to be prepared with respect to the Distribution Date of September 15, 2000, and with respect to the performance of the trust during the month of August, 2000 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Monthly
    Distribution to Certificateholders (Stated on the Basis of $1,000 Original Certificate Principal Amount).


    1.  The amount of distribution in respect
        of Class A Monthly Principal                     $0.000000
                                                          -----------------

    2.  The amount of distribution in respect
        of Class B Monthly Principal                     $0.000000
                                                          -----------------

    3.  The amount of distribution in respect
        of Collateral Monthly Principal                  $0.000000
                                                          -----------------

    4.  The amount of distribution in respect
        of Class A Monthly Interest                      $5.500000
                                                          -----------------

    5.  The amount of distribution in respect
        of Class A Deficiency Amounts                    $0.000000
                                                          -----------------

    6.  The amount of distribution in respect
        of Class A Additional Interest                   $0.000000
                                                          -----------------



    7.  The amount of distribution in respect
        of Class B Monthly Interest                      $5.949201
                                                          -----------------

    8.  The amount of distribution in respect
        of Class B Deficiency Amount                     $ 0.000000
                                                          -----------------

    9.  The amount of distribution in respect
        of Class B Additional Interest                   $0.000000
                                                          -----------------

   10.  The amount of distribution in respect
        of Collateral Monthly Interest                   $6.159930
                                                          -----------------

   11.  The amount of distribution in respect
        of any accrued and unpaid Collateral
        Monthly Interest                                 $0.000000
                                                          -----------------


B.  Information Regarding the Performance of the Trust

    1.  Collection of Principal Receivables

        (a)  The aggregate amount of Collections
             of Principal Receivables processed
             during the related Monthly Period,
             which were allocated in respect of
             the Class A Certificates                    $79,365,759.34
                                                          -----------------

        (b)  The aggregate amount of Collections
             of Principal Receivables processed
             during the related Monthly Period
             which were allocated in respect of
             the Class B Certificates                    $7,010,645.28
                                                          -----------------

        (c)  The aggregate amount of Collections
             of Principal Receivables processed
             during the related Monthly Period
             which were allocated in respect of
             the Collateral Interest                     $7,010,645.28
                                                          -----------------

    2.  Principal Receivables in the Trust

        (a)  The aggregate amount of Principal
             Receivables in the Trust as of the
             end of the day on the last day of
             the related Monthly Period                  $55,220,806,818.68
                                                          ----------------



        (b)  The amount of Principal Receivables
             in the Trust represented by the
             Investor Interest of Series 1997-F
             as of the end of the day on the last
             day of the related Monthly Period           $706,000,000.00
                                                          -----------------

        (c)  The amount of Principal Receivables
             in the Trust represented by the
             Adjusted Investor Interest of Series
             1997-F as of the end of the day on the
             last day of the related Monthly Period      $706,000,000.00
                                                          -----------------

        (d)  The amount of Principal Receivables
             in the Trust represented by the
             Class A Investor Interest as of
             the end of the day on the last day of
             the related Monthly Period                  $600,000,000.00
                                                          -----------------

        (e)  The amount of Principal Receivables
             in the Trust represented by the
             Class A Adjusted Investor Interest
             as of the end of the day on the last
             day of the related Monthly Period           $600,000,000.00
                                                          -----------------

        (f)  The amount of Principal Receivables
             in the Trust represented by the
             Class B Investor Interest as of
             the end of the day on the last day
             of the related Monthly Period               $53,000,000.00
                                                          -----------------

        (g)  The amount of Principal Receivables in
             the Trust represented by the Class B
             Adjusted Interest as of the end of the
             day on the last day of the related
             Monthly period                              $53,000,000.00
                                                          -----------------

        (h)  The amount of Principal Receivables in
             the Trust represented by the Collateral
             Interest as of the end of the day on the
             last day of the related Monthly period      $53,000,000.00
                                                          -----------------
        (i)  The Floating Investor Percentage with
             respect to the period:

             August 1, 2000 through August 31,2000  1.28%


        (j)  The Class A Floating Allocation
             with respect to the related Monthly
             Period                                            0.850
                                                                 ----------

        (k)  The Class B Floating Allocation
             with respect to the related Monthly
             Period                                            0.075
                                                                 ----------

        (l)  The Collateral Floating Allocation
             with respect to the related Monthly
             Period                                                0.075
                                                                 ----------

        (m)  The Fixed Investor Percentage with
             respect to the related Monthly Period               N/A
                                                                 ----------

        (n)  The Class A Fixed Allocation with
             respect to the related Monthly Period             N/A
                                                                 ----------

        (o)  The Class B Fixed Allocation with
             respect to the related Monthly Period             N/A
                                                                 ----------

        (p)  The Collateral Fixed Allocation with
             respect to the related Monthly Period               N/A
                                                                 ----------

    3.  Delinquent Balances

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                              Percentage     Aggregate
                                               of Total       Account
                                             Receivables      Balance


        (a)  30 - 59 days:                     1.75%      992,628,425.40
                                               -------   -----------------
        (b)  60 - 89 days:                     0.92%      521,300,696.39
                                               -------   -----------------
        (c)  90 - 119 days:                    0.71%      400,382,194.51
                                               -------   -----------------
        (d)  120 -  149 days:                  0.57%      321,269,801.46
                                               -------   -----------------
        (e)  150 or more days:                 0.89%      501,630,386.59
                                               -------   -----------------

                                       Total   4.84%    2,737,211,504.35
                                               -------   -----------------


    4.  Investor Default Amount

        (a)  The Aggregate Investor Default Amount
             for the related Monthly Period              $2,654,830.29
                                                          -----------------

        (b)  The Class A Investor Default Amount
             for the related Monthly Period              $2,256,229.51
                                                          -----------------

        (c)  The Class B Investor Default Amount
             for the related Monthly Period              $199,300.39
                                                          -----------------

        (d)  The Collateral Default Amount for
             the related Monthly Period                  $199,300.39
                                                          -----------------


    5.  Investor Charge Offs

        (a)  The aggregate amount of Class A
             Investor Charge Offs for the related
             Monthly Period                              $   0.00
                                                          -----------------


        (b)  The aggregate amount of Class A
             Investor Charge Offs set forth in
             5 (a) above per $1,000 of original
             certificate principal amount                $   0.00
                                                          -----------------

        (c)  The aggregate amount of Class B
             Investor Charge Offs for the related
             Monthly Period                              $   0.00
                                                          -----------------

        (d)  The aggregate amount of Class B
             Investor Charge Offs set forth in
             5 (c) above per $1,000 of original
             certificate principal amount                $   0.00
                                                          -----------------

        (e)  The aggregate amount of Collateral
             Charge Offs for the related Monthly
             Period                                      $   0.00
                                                          -----------------

        (f)  The aggregate amount of Collateral
             Charge Offs set forth in 5 (e) above
             per $1,000 of original certificate
             principal amount                            $   0.00
                                                          -----------------

        (g)  The aggregate amount of Class A
             Investor Charge Offs reimbursed on
             the Transfer Date immediately pre-
             ceding this Distribution Date               $   0.00
                                                          -----------------


        (h)  The aggregate amount of Class A
             Investor Charge Offs set forth in 5 (g)
             above per $1,000 original certificate
             principal amount reimbursed on the
             Transfer Date immediately preceding
             this Distribution Date                      $   0.00
                                                          -----------------

        (i)  The aggregate amount of Class B
             Investor Charge Offs reimbursed on
             the Transfer Date immediately pre-
             ceding this Distribution Date               $   0.00
                                                          -----------------

        (j)  The aggregate amount of Class B
             Investor Charge Offs set forth in
             5 (i) above per $1,000 original
             certificate principal amount
             reimbursed on the Transfer Date
             immediately preceding this Distri-
             bution Date                                 $   0.00
                                                          -----------------

        (k)  The aggregate amount of Collateral
             Charge Offs reimbursed on the Transfer
             Date immediately preceding this
             Distribution Date                           $   0.00
                                                          -----------------

        (l)  The aggregate amount of Collateral
             Charge Offs set forth in 5 (k) above
             per $1,000 original certificate
             principal amount reimbursed on the
             Transfer Date immediately preceding
             this Distribution Date                      $   0.00
                                                          -----------------


    6.  Investor Servicing Fee

        (a)  The amount of the Class A Servicing
             Fee payable by the Trust to the
             Servicer for the related Monthly
             Period                                      $625,000.01
                                                          -----------------

        (b)  The amount of the Class B Servicing
             Fee payable by the Trust to the
             Servicer for the related Monthly
             Period                                      $55,208.33
                                                          -----------------

        (c)  The amount of the Collateral Servicing
             Fee payable by the Trust to the
             Servicer for the related Monthly
             Period                                      $55,208.33
                                                          -----------------

        (d)  The amount of Servicer Interchange payable
             by the Trust to the Servicer for the
             related Monthly Period                      $441,250.00
                                                          -----------------

    7.  Reallocations

        (a)  The amount of Reallocated Collateral
             Principal Collections with respect to
             this Distribution Date                      $   0.00
                                                          -----------------

        (b)  The amount of Reallocated Class B
             Principal Collections with respect to
             this Distribution Date                      $   0.00
                                                          -----------------

        (c)  The Collateral Interest as of the
             close of business on this Distribution
             Date                                        $53,000,000.00
                                                          -----------------

        (d)  The Class B Investor Interest as of the
             close of business on this Distribution
             Date                                        $53,000,000.00
                                                          -----------------

        (e)  The Class B Adjusted Investor Interest as
             of the close of business on this Distribution
             Date                                        $53,000,000.00
                                                          -----------------

    8.  Principal Funding Account

        (a)  The principal amount on deposit in
             the Principal Funding Account on
             the related Transfer Date (after taking
             into account deposits on such date
             but prior to withdrawals)                   $             0.00
                                                          -----------------


        (b)  The Accumulation Shortfall with
             respect to the related Monthly
             Period                                      $             0.00
                                                          -----------------

        (c)  The Principal Funding Investment
             Proceeds deposited in the Finance
             Charge Account on the related
             Transfer Date to be treated as Class
             A Available Funds                           $             0.00
                                                          -----------------

        (d)  The Principal Funding Investment
             Proceeds deposited in the Finance
             Charge Account on the related
             Transfer Date to be treated as Class
             B Available Funds                           $   0.00
                                                          -----------------


        (e)  The amount of all or a portion of the
             Reserve Draw Amount deposited in the
             Finance Charge Account on the
             related Transfer Date from the
             Reserve Account                             $             0.00
                                                          -----------------

             (1)  The Reserve Draw Amount deposited
                  in the Finance Charge Account to be
                  treated as Class A Available Funds     $    0.00
                                                          -----------------

             (2)  The Reserve Draw Amount deposited
                  in the Finance Charge Account to be
                  treated as Class B Available Funds     $   0.00
                                                          -----------------

        (f)  Interest Earnings on funds on deposit
             in the Reserve Account deposited in the
             Finance Charge Account on the related
             Transfer Date                               $   0.00
                                                          -----------------

    9.  Swap Reserve Fund

        (a)  The Swap Reserve Draw Amount
             on the related Transfer Date                $0.00
                                                          -----------------

        (b)  The amount of the Swap Reserve Draw Amount
             deposited in the Finance Charge Account
             on the related Transfer Date to be treated
             as Class A Available Fund                   $   0.00
                                                          -----------------


   10.  Swap Cash Flows

        (a)  The amount of the Net Swap Receipt
             for the related Transfer Date               $   0.00
                                                          -----------------

        (b)  The amount of the Net Swap Payment
             for the related Transfer Date               $ 146,419.83
                                                          -----------------


   11.  Available Funds

        (a)  The amount of Class A Available Funds
             on deposit in the Finance Charge Account
             on the related Transfer Date                $ 9,183,124.76
                                                          -----------------

        (b)  The amount of Class B Available Funds
             on deposit in the Finance Charge Account
             on the related Transfer Date                $811,176.62
                                                          -----------------


        (c)  The amount of Collateral Available
             Funds on deposit in the Finance Charge
             Account on the related Transfer Date        $811,176.62
                                                          -----------------


   12.  Collection of Finance Charge Receivables

        (a)  The aggregate amount of Collections
             of Finance Charge Receivables and Annual
             Membership Fees processed during the
             related Monthly Period, any Principal
             Funding Investment Proceeds, amounts,
             if any, withdrawn from the Reserve
             Account, amounts, if any, withdrawn from
             the Swap Reserve Fund and the Net
             Swap Receipt, if any, allocated
             in respect of the Class A Certificates      $     9,558,124.76
                                                          -----------------

        (b)  The aggregate amount of Collections of
             Finance Charge Receivables and Annual
             Membership Fees processed during the
             related Monthly Period which were
             allocated in respect of the Class B
             Certificates                                $       844,301.62
                                                          -----------------

        (c)  The aggregate amount of Collections of
             Finance Charge Receivables and Annual
             Membership Fees processed during the
             related Monthly Period which were
             allocated in respect of the Collateral
             Interest                                    $       844,301.62
                                                          -----------------


   13.  Portfolio Yield


        (a)  The Portfolio Yield for the related
             Monthly Period                                          14.60%
                                                                   --------

        (b)  The Portfolio Adjusted Yield                          5.09%
                                                                   --------


C. Floating Rate Determinations


    LIBOR rates for the related Interest Period:
    Class A and Class B determination -                        6.61875%
                                                             -----------
    Collateral Interest determination -                        6.61875%
                                                               -----------

D. Information regarding the status of the Interest Rate Swap and the Swap Counterparty


   1. Has the Interest Reserve Account been                              No
      established?                                                     ----


   2. Has the Interest Reserve Account been                              No
      funded?                                                          ----


   3. The aggregate amount of funds withdrawn from               $     0.00
      the Interest Reserve Account, if any                        ---------


   4. How any funds withdrawn from the Interest
      Reserve Account were utilized?

      N/A


   5. Has the Interest Rate Swap been Terminated?                        No
                                                                       ----





MBNA AMERICA BANK,
NATIO Jack Fioravanti
					  NAL ASSOCIATION,
Servicer
Name:   Jack Fioravanti
Title:  Senior Vice President



1997-F